Exhibit 99.2

Associated Estates Realty Corporation
Second Quarter 2011
Earnings Release and Supplemental Financial Data

..

Waterstone at Wellington	Phone:	(561) 753-7880
2141 Vinings Circle	Fax:	(561) 753-7881
Wellington, FL 33414	Web Site:	www.waterstoneatwellingtonapts.com

Waterstone at Wellington is located adjacent to the exclusive Palm Beach Polo and Country Club in Wellington, one of South Florida’s most sought after locations. Wellington is known for its abundant parks, A-rated schools, and its world-famous equestrian and polo events. Waterstone at Wellington is located directly across from a gated community which features high-end, single-family homes, valued up to $6.5 million, two championship golf courses, and 13 polo fields. The community’s convenient location provides access to both Florida’s turnpike as well as Interstate 95 which allows residents an easy commute to nearby employment centers. Residents choose Waterstone at Wellington because of its close proximity to entertainment and shopping retailers such as Whole Foods and Nordstrom. The apartment homes feature attached garages, screened patios with lake views, oversized bedrooms, vaulted ceilings, full-size washers and dryers, and chef-inspired kitchens. Waterstone at Wellington offers a clubhouse with fitness center, swimming pool with poolside WiFi, and more.

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation Second Quarter 2011 Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding our 2011 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that our forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which we own and manage properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; elimination or limitations to federal government support for Fannie Mae and/or Freddie Mac that might result in significantly reduced availability of mortgage financing sources as well as increases in interest rates for mortgage financing; our ability to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units that we own; competition from other available multifamily units and changes in market rental rates; new acquisitions and/or development projects may fail to perform in accordance with our expectations; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases and unanticipated repairs; our inability to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against us; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by our insurance; catastrophic property damage losses that are not covered by our insurance; our ability to acquire properties at prices consistent with our investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of our properties or the neighborhoods in which they are located; and construction and construction business risks, including, without limitation, rapid and unanticipated increases in prices of building materials and commodities.

2

Associated Estates Realty Corporation Second Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS SECOND QUARTER

AND YEAR-TO-DATE RESULTS

Same Community Revenue and NOI Above Expectations

Company Increases Full Year Guidance

Cleveland, Ohio – July 25, 2011 – Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) today reported financial results for the second quarter ended June 30, 2011.

Funds from operations (FFO) for the second quarter ended June 30, 2011 was $0.27 per common share (basic and diluted) compared with $0.15 per common share (basic and diluted) for the second quarter ended June 30, 2010.  FFO as adjusted for the second quarter of 2011 was $0.27 per common share (basic and diluted), compared to $0.21 per common share (basic and diluted) for the second quarter ended June 30, 2010, after adjusting for non-cash charges of approximately $1.7 million associated with the redemption of the Company’s Series B preferred shares and trust preferred debt, or $0.06 per common share.

Net loss applicable to common shares was $1.6 million, or $0.04 per common share (basic and diluted) for the second quarter ended June 30, 2011, compared with net loss applicable to common shares of $4.5 million, or $0.17 per common share (basic and diluted) for the second quarter ended June 30, 2010.

Total property revenue for the second quarter of 2011 was $39.8 million compared with $33.0 million for the second quarter of 2010, a 21% increase.

"Operating fundamentals are strong.  Our results continue to exceed expectations," said Jeffrey I. Friedman, president and chief executive officer.  "Our portfolio is well positioned to benefit from increased apartment demand," Friedman added.

A reconciliation of net (loss) income attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.

Same Community Portfolio Results

Net operating income (NOI) for the second quarter of 2011 for the Company's same community portfolio increased 5.3% compared with the second quarter of 2010.  Revenue increased 3.4% and property operating expenses increased 0.8%.  Physical occupancy was 96.8% at the end of the second quarter 2011 versus 96.6% at the end of the same period in 2010.  Net rent collected per unit for the second quarter 2011 for the Company's same community Midwest portfolio increased 4.5%; net rent collected per unit for the Company's same community Mid-Atlantic portfolio increased 3.7%; and net rent collected per unit for the Company's same community properties in the Southeast markets increased 1.4%.

First Half Performance

FFO as adjusted for the six months ended June 30, 2011 was $0.50 per common share (basic and diluted).  FFO as adjusted for the first half of 2010 was $0.39 per common share (basic and diluted) and excludes a credit to expenses of $553,000, or approximately $0.02 per common share for a refund of defeasance costs on certain previously defeased loans and the previously mentioned non-cash charges of $1.7 million or $0.07 per common share.

For the six months ended June 30, 2011, net loss applicable to common shares was $4.7 million, or $0.11 per common share (basic and diluted) compared to net loss applicable to common shares of $8.5 million, or $0.35 per common share (basic and diluted) for the period ended June 30, 2010.

3

Associated Estates Realty Corporation Second Quarter Earnings

A reconciliation of net (loss) income attributable to the Company to FFO and FFO as adjusted, is included on page 10.

NOI for the six months ended June 30, 2011, for the Company’s Same Community portfolio increased 5.1% due to a 3.1% increase in revenue and a 0.6% increase in property operating expenses compared to the first six months of 2010.

Additional quarterly and first half financial information, including performance by region for the Company's portfolio, is included on pages 14 through 22.

Acquisitions

On June 15, 2011, the Company closed on the acquisition of Waterstone at Wellington apartments in Wellington, Florida for $32.8 million.  Waterstone at Wellington is a garden apartment community containing 222 units built in 1998.  Waterstone at Wellington is adjacent to the renowned Palm Beach Polo and Country Club.

Financing Activity

On April 7, 2011, the Company closed on a $47.6 million loan with Fannie Mae on The Ashborough, located in Ashburn, Virginia.  The loan has a seven-year term, is full term interest-only and carries a 4.6% fixed rate.

On June 3, 2011, the Company closed on a $125 million unsecured, five year term loan.  Proceeds from the term loan were used to pay down borrowings outstanding on the Company's $250 million unsecured revolving credit facility and to partially fund the previously mentioned acquisition.  The Company ended the second quarter with $3.5 million outstanding under its $250 million unsecured revolving credit facility.

2011 Outlook

The Company has increased its full year FFO guidance to a range of $1.05 to $1.09 from a range of $1.02 to $1.06 per common share (basic and diluted).  Same community revenue is now expected to increase 3.5% to 4.0% and NOI is now expected to increase in the range of 5.0% to 5.5%.  Detailed assumptions relating to the Company's earnings guidance can be found on page 24.

Conference Call

A conference call to discuss the results will be held at 2:00 p.m. Eastern on July 26, 2011. To participate in the call:

Via Telephone: The dial-in number is 800-860-2442, and the passcode is "Estates."

Via the Internet (listen only):  Access the Company's website at www.AssociatedEstates.com.  Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q2 2011 Earnings Webcast" link.  The webcast will be archived through August 9, 2011.

4

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Six Months Ended June 30, 2011 and 2010 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING INFORMATION	2011	2010	2011	2010

Total revenue	$45,548	$34,880	$88,912	$67,836
Property revenue	$39,755	$32,962	$78,447	$64,607
Net (loss) income applicable to common shares	$(1,573)	$(4,547)	$(4,655)	$(8,503)
Per share - basic and diluted	$(0.04)	$(0.17)	$(0.11)	$(0.35)

Funds from Operations (FFO) (1)	$11,188	$4,012	$20,706	$8,278

FFO as adjusted (1)	$11,188	$5,732	$20,706	$9,445

FFO per share - basic and diluted	$0.27	$0.15	$0.50	$0.34

FFO as adjusted per share - basic and diluted	$0.27	$0.21	$0.50	$0.39

Funds Available for Distribution (FAD) (1)	$9,838	$4,451	$18,792	$7,723

Dividends per share	$0.17	$0.17	$0.34	$0.34

Payout ratio - FFO	63.0%	113.3%	68.0%	100.0%
Payout ratio - FFO as adjusted	63.0%	81.0%	68.0%	87.2%
Payout ratio - FAD	70.8%	106.3%	75.6%	106.3%

General and administrative expense	$3,959	$3,692	$8,129	$7,397
Costs associated with acquisitions	$65	$61	$121	$61
Interest expense (2)	$7,344	$7,262	$14,662	$15,494
Interest coverage ratio (3)	2.45:1	1.92:1	2.35:1	1.75:1
Fixed charge coverage ratio (4)	2.45:1	1.70:1	2.35:1	1.55:1
General and administrative expense to property revenue	10.0%	11.2%	10.4%	11.4%
Interest expense to property revenue	18.5%	22.0%	18.7%	24.0%
Property NOI (5)	$23,654	$18,700	$46,006	$36,421
ROA (6)	7.7%	7.7%	7.7%	7.7%
Same Community revenue increase	3.4%	0.6%	3.1%	0.0%
Same Community expense increase	0.8%	1.7%	0.6%	1.4%
Same Community NOI increase (decrease)	5.3%	(0.2)%	5.1%	(1.0)%
Same Community operating margins	57.7%	56.6%	57.4%	56.3%

(1)	See page 10 for a reconciliation of net (loss) income attributable to AERC to these non-GAAP measurements and page 25 for our definition of these non-GAAP measurements.

(2)

Excludes amortization of financing fees of $476 and $948 for 2011 and $315 and $697 for 2010.  The six months ended June 30, 2010 excludes a credit of $(553) for refunds of defeasance costs for previously defeased loans.  In addition, the three and six months ended June 30, 2010 excludes $727 for issuance costs for the redemption of trust preferred securities.

(3)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 26 for a reconciliation of net (loss) income applicable to common shares to EBITDA and our definition of EBITDA.

(4)

Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding defeasance and/or other prepayment costs/credits, and preferred share redemption costs.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 27 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and our definition of this non-GAAP measurement.

(6)

ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development or held for sale.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

5

Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2011 (Unaudited; in thousands, except per share and ratio data)

	June 30,	December 31,
MARKET CAPITALIZATION DATA	2011	2010

Net real estate assets	$897,691	$875,000
Total assets	$930,271	$918,235

Debt	$589,184	$555,666
Noncontrolling redeemable interest	$2,774	$2,774
Total shareholders' equity attributable to AERC	$299,413	$316,184

Common shares outstanding	41,534	41,380
Share price, end of period	$16.25	$15.29

Total market capitalization	$1,264,112	$1,188,366

Undepreciated book value of real estate assets	$1,253,842	$1,210,289

Debt to undepreciated book value of real estate assets	47.0%	45.9%
Debt to total market capitalization	46.6%	46.8%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	4.2%	4.4%

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Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2011

		Number
PORTFOLIO INFORMATION	Properties	of Units	Average Age

Company Portfolio:
Same Community:
Midwest	34	7,648	19
Mid-Atlantic	6	1,471	14
Southeast	8	2,989	15
Total Same Community	48	12,108	17

Acquisitions	5	1,716	8
Development (1)	-	60	1
Total Company Portfolio	53	13,884	16

(1)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

7

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Second Quarter 2011 (Unaudited; dollar amounts in thousands)

	June 30,	December 31,
	2011	2010
ASSETS

Real estate assets
Investment in real estate	$1,243,088	$1,207,554
Construction in progress	10,754	2,735
Less: Accumulated depreciation	(356,151)	(335,289)
Net real estate	897,691	875,000
Cash and cash equivalents	739	4,370
Restricted cash	8,172	8,959
Other assets	23,669	29,906
Total assets	$930,271	$918,235

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$460,684	$463,166
Unsecured revolving credit facility	3,500	92,500
Unsecured term loan	125,000	-
Total debt	589,184	555,666
Accounts payable and other liabilities	38,900	43,611
Total liabilities	628,084	599,277

Noncontrolling redeemable interest	1,734	1,734

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized; 46,570,763 issued and 41,534,263 and 41,380,205
outstanding at June 30, 2011 and December 31, 2010, respectively	4,657	4,657
Paid-in capital	575,893	574,994
Accumulated distributions in excess of accumulated net income	(223,955)	(205,021)
Less: Treasury shares, at cost, 5,036,500 and 5,190,558 shares
at June 30, 2011 and December 31, 2010, respectively	(57,182)	(58,446)
Total shareholders' equity attributable to AERC	299,413	316,184
Noncontrolling interest	1,040	1,040
Total equity	300,453	317,224
Total liabilities and equity	$930,271	$918,235

8

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Six Months Ended June 30, 2011 and 2010 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
REVENUE
Property revenue	$39,755	$32,962	$78,447	$64,607
Management and service company revenue	-	290	-	498
Construction and other services	5,793	1,628	10,465	2,731
Total revenue	45,548	34,880	88,912	67,836

EXPENSES
Property operating and maintenance	16,101	14,262	32,441	28,186
Depreciation and amortization	13,248	8,971	26,303	17,591
Direct property management and service company expense	-	277	-	409
Construction and other services	5,921	1,885	10,946	3,301
General and administrative	3,959	3,692	8,129	7,397
Costs associated with acquisitions	65	61	121	61
Total expenses	39,294	29,148	77,940	56,945
Operating income	6,254	5,732	10,972	10,891
Interest income	5	11	9	20
Interest expense	(7,820)	(8,304)	(15,610)	(16,365)
Net (loss) income	(1,561)	(2,561)	(4,629)	(5,454)
Net income attributable to noncontrolling redeemable interest	(12)	(13)	(26)	(26)
Net (loss) income attributable to AERC	(1,573)	(2,574)	(4,655)	(5,480)
Preferred share dividends	-	(980)	-	(2,030)
Preferred share redemption costs	-	(993)	-	(993)
Net (loss) income applicable to common shares	$(1,573)	$(4,547)	$(4,655)	$(8,503)

Earnings per common share - basic and diluted:
Net (loss) income applicable to common shares	$(0.04)	$(0.17)	$(0.11)	$(0.35)

Weighted average shares outstanding - basic and diluted	41,414	27,433	41,338	24,316

9

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
For the Three and Six Months Ended June 30, 2011 and 2010
(In thousands, except per share data)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2011	2010	2011	2010
CALCULATION OF FFO AND FAD
Net (loss) income attributable to AERC		$(1,573)	$(2,574)	$(4,655)	$(5,480)

Add:	Depreciation - real estate assets	10,795	8,367	21,293	16,589
	Amortization of intangible assets	1,966	192	4,068	192
Less:	Preferred share dividends	-	(980)	-	(2,030)
	Preferred share redemption costs	-	(993)	-	(993)

	Funds from Operations (FFO) (1)	11,188	4,012	20,706	8,278

Add:	Preferred share redemption costs	-	993	-	993
	Trust preferred redemption costs	-	727	-	727
Less:	Refund of defeasance costs for previously defeased loans	-	-	-	(553)

	Funds from Operations as adjusted (1)	11,188	5,732	20,706	9,445

Add:	Depreciation - other assets	487	412	942	810
	Amortization of deferred financing fees	476	315	948	697
Less:	Recurring fixed asset additions (2)	(2,313)	(2,008)	(3,804)	(3,229)
	Funds Available for Distribution (FAD) (1)	$9,838	$4,451	$18,792	$7,723

Weighted average shares outstanding - basic and diluted (3)		41,414	27,433	41,338	24,316

PER SHARE INFORMATION:
FFO - basic and diluted		$0.27	$0.15	$0.50	$0.34
FFO as adjusted - basic and diluted		$0.27	$0.21	$0.50	$0.39
Dividends		$0.17	$0.17	$0.34	$0.34

Payout ratio - FFO		63.0%	113.3%	68.0%	100.0%
Payout ratio - FFO as adjusted		63.0%	81.0%	68.0%	87.2%
Payout ratio - FAD		70.8%	106.3%	75.6%	106.3%

(1)	See page 25 for our definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculation include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)

The Company has excluded 502 and 492 common share equivalents from the three and six months ended June 30, 2011 calculation, respectively, and 569 and 326 common share equivalents from the three and six months ended June 30, 2010 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

10

Associated Estates Realty Corporation Development Community Under Construction As of June 30, 2011 (Unaudited, dollar amounts in thousands)

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

						Estimated/Actual Dates for

Development Community	Ownership	Total	Total Budgeted	Cost to	Total	Construction	Initial	Construction	Stabilized
Under Construction	%	Units	Capital Cost (1)	Date	Debt	Start	Occupancy	Completion	Operations (2)

Vista Germantown	90.0%	242	$35,300	$16,120	$4,603	Q4 2010	Q1 2012	Q2 2012	Q1 2013

(1)	Total budgeted capital cost represents estimated costs for projects under development inclusive of all capitalized costs, in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

11

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Six Months Ended
	Estimated	June 30, 2011
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$5,183	$379
Maintenance personnel labor cost (2)		3,380	247
Total Operating Expenses Related to Repairs and Maintenance		8,563	626

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	413	30
Appliances	5	402	29
Building improvements	14	331	24
Carpet and flooring	5	1,381	101
Office/Model	5	25	2
HVAC and mechanicals	15	547	40
Landscaping and grounds	14	610	45
Suite improvements	5	21	2
Total Recurring Capital Expenditures - Properties		3,730	273
Corporate capital expenditures		74	5
Total Recurring Capital Expenditures		3,804	278
Total Recurring Capital Expenditures and Repairs and Maintenance		$12,367	$904

Total Recurring Capital Expenditures		$3,804
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	522
Building improvements - other	20	43
Ground improvements	Various	20
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		585

Grand Total Capital Expenditures		$4,389

(1)	Calculated using weighted average units owned during the three months ended June 30, 2011 of 13,682.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 27 for our definition of recurring fixed asset additions.

(4)	See page 27 for our definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

12

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management and Service Company
    Expense, Construction and Other Services and General and Administrative Expense
For the Three and Six Months Ended June 30, 2011 and 2010
(Unaudited; in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Fees, Reimbursements and Other Revenue
Property management fees	$-	$20	$-	$40
Asset management fees	-	73	-	121
Other revenue	-	14	-	89
Payroll reimbursements(1)	-	183	-	248
Fees, Reimbursements and Other Revenue(2)	-	290	-	498

Direct Property Management and Service Company Expense
Service company allocations	-	94	-	161
Payroll reimbursements(1)	-	183	-	248
Direct Property Management and Service Company Expense(2)	-	277	-	409
Service Company NOI	$-	$13	$-	$89

Construction and Other Services
Revenue	$5,793	$1,628	$10,465	$2,731
Expense(3)	5,921	1,885	10,946	3,301
Construction and Other Services Net Income	$(128)	$(257)	$(481)	$(570)

General and Administrative and Service Company Expense
General and administrative expense(2)	$3,959	$3,692	$8,129	$7,397
Service company allocations	-	94	-	161
General and Administrative and Service Company Expense	$3,959	$3,786	$8,129	$7,558

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

(3)	Includes direct and general and administrative overhead expenses.

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Associated Estates Realty Corporation Same Community Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Property Revenue	$33,423	$32,541	$32,410	$32,595	$32,336

Property Operating and
Maintenance Expenses
Personnel	3,954	4,100	3,911	3,886	3,813
Advertising	385	367	379	369	371
Utilities	1,847	1,963	1,775	1,933	1,821
Repairs and maintenance	2,441	2,048	1,955	2,415	2,547
Real estate taxes and insurance	4,304	4,428	3,806	4,454	4,285
Other operating	1,219	1,071	1,133	1,240	1,204
Total Expenses	14,150	13,977	12,959	14,297	14,041

Property Net Operating Income	$19,273	$18,564	$19,451	$18,298	$18,295

Operating Margin	57.7%	57.0%	60.0%	56.1%	56.6%

Total Number of Units	12,108	12,108	12,108	12,108	12,108

NOI Per Unit	$1,592	$1,533	$1,606	$1,511	$1,511

Average Net Rents Per Unit (1)	$937	$928	$920	$915	$909

Average Net Rent Collected Per Unit (2)	$889	$867	$866	$866	$859

Physical Occupancy - End of Period (3)	96.8%	95.8%	94.7%	96.0%	96.6%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

14

Associated Estates Realty Corporation Same Community Data Operating Results for the Six Months Ended June 30, 2011 and 2010 (Unaudited, in thousands, except unit totals and per unit amounts)

	Six Months Ended
	June 30,
	2011	2010

Property Revenue	$65,964	$63,982

Property Operating and Maintenance Expenses
Personnel	8,054	7,683
Advertising	752	736
Utilities	3,810	3,719
Repairs and maintenance	4,489	4,679
Real estate taxes and insurance	8,732	8,825
Other operating	2,290	2,323
Total Expenses	28,127	27,965

Property Net Operating Income	$37,837	$36,017

Operating Margin	57.4%	56.3%

Total Number of Units	12,108	12,108

NOI Per Unit	$3,125	$2,975

Average Net Rents Per Unit (1)	$932	$908

Average Net Rent Collected Per Unit (2)	$878	$851

Physical Occupancy - End of Period (3)	96.8%	96.6%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

15

Associated Estates Realty Corporation Same Community Data As of June 30, 2011 and 2010 (Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q2	Q2%		Q2	Q2%		Q2	Q2%		Q2	Q2	Q2	Q2
	Units	Age (6)	2011	2010	Change	2011	2010	Change	2011	2010	Change	2011	2010	2011	2010
Midwest Properties
Indiana	836	15	$819	$800	2.4%	$862	$846	1.9%	$920	$914	0.7%	97.2%	97.8%	87.1%	95.7%
Michigan	2,888	20	759	722	5.1%	788	760	3.7%	849	840	1.1%	97.7%	97.3%	59.3%	62.9%
Ohio - Central Ohio	2,621	20	811	775	4.6%	846	818	3.4%	868	849	2.2%	97.6%	96.4%	58.6%	63.6%
Ohio - Northeastern Ohio	1,303	16	968	932	3.9%	996	963	3.4%	1,038	1,024	1.4%	98.0%	98.9%	48.5%	62.0%
Total Midwest	7,648	19	819	784	4.5%	852	824	3.4%	895	882	1.5%	97.6%	97.3%	60.3%	66.6%

Mid-Atlantic Properties
Baltimore/Washington	667	25	1,332	1,256	6.1%	1,390	1,330	4.5%	1,437	1,387	3.6%	97.0%	95.7%	48.6%	49.2%
Virginia	804	5	1,104	1,087	1.6%	1,157	1,149	0.7%	1,230	1,217	1.1%	98.5%	96.4%	59.7%	74.1%
Total Mid-Atlantic	1,471	14	1,207	1,164	3.7%	1,263	1,231	2.6%	1,324	1,294	2.3%	97.8%	96.1%	54.7%	62.8%

Southeast Properties
Florida	1,272	12	1,152	1,133	1.7%	1,233	1,191	3.5%	1,367	1,360	0.5%	95.8%	95.9%	57.5%	57.5%
Georgia	1,717	16	734	725	1.2%	818	806	1.5%	996	1,004	(0.8)%	92.8%	94.5%	57.3%	71.3%
Total Southeast	2,989	15	912	899	1.4%	995	970	2.6%	1,154	1,155	(0.1)%	94.1%	95.1%	57.4%	65.4%

Total/Average Same
Community	12,108	17	$889	$859	3.5%	$937	$909	3.1%	$1,011	$1,000	1.1%	96.8%	96.6%	58.9%	65.8%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

16

Associated Estates Realty Corporation Property Revenue For the Three Months Ended June 30, 2011 and 2010 (Unaudited, in thousands, except unit totals and per unit amounts)

		2011	2010	Q2	Q2
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.2%	97.8%	$2,125	$2,130	$(5)	(0.2)%
Michigan	2,888	97.7%	97.3%	6,902	6,559	343	5.2%
Ohio - Central Ohio	2,621	97.6%	96.4%	6,600	6,330	270	4.3%
Ohio - Northeastern Ohio	1,303	98.0%	98.9%	3,902	3,791	111	2.9%
Total Midwest Properties	7,648	97.6%	97.3%	19,529	18,810	719	3.8%

Mid-Atlantic Properties
Baltimore/Washington	667	97.0%	95.7%	2,709	2,563	146	5.7%
Virginia	804	98.5%	96.4%	2,742	2,686	56	2.1%
Total Mid-Atlantic Properties	1,471	97.8%	96.1%	5,451	5,249	202	3.8%

Southeast Properties
Florida	1,272	95.8%	95.9%	4,528	4,443	85	1.9%
Georgia	1,717	92.8%	94.5%	3,915	3,834	81	2.1%
Total Southeast Properties	2,989	94.1%	95.1%	8,443	8,277	166	2.0%

Total Same Community	12,108	96.8%	96.6%	33,423	32,336	1,087	3.4%

Acquisitions (2)
Florida	222	92.8%	N/A	139	N/A	139	N/A
Virginia (3)	1,272	95.8%	90.8%	5,429	626	4,803	767.3%
Texas	222	99.5%	N/A	590	N/A	590	N/A

Development
Virginia (4)	60	100.0%	N/A	174	N/A	174	N/A

Total Property Revenue	13,884	96.8%	96.0%	$39,755	$32,962	$6,793	20.6%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 304 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

17

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended June 30, 2011 and 2010 (Unaudited, in thousands, except unit totals and per unit amounts)

		2011	2010	Q2	Q2
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.2%	97.8%	$838	$745	$93	12.5%
Michigan	2,888	97.7%	97.3%	3,146	3,195	(49)	(1.5)%
Ohio - Central Ohio	2,621	97.6%	96.4%	2,980	2,897	83	2.9%
Ohio - Northeastern Ohio	1,303	98.0%	98.9%	1,547	1,435	112	7.8%
Total Midwest Properties	7,648	97.6%	97.3%	8,511	8,272	239	2.9%

Mid-Atlantic Properties
Baltimore/Washington	667	97.0%	95.7%	941	949	(8)	(0.8)%
Virginia	804	98.5%	96.4%	883	914	(31)	(3.4)%
Total Mid-Atlantic Properties	1,471	97.8%	96.1%	1,824	1,863	(39)	(2.1)%

Southeast Properties
Florida	1,272	95.8%	95.9%	1,834	1,849	(15)	(0.8)%
Georgia	1,717	92.8%	94.5%	1,981	2,057	(76)	(3.7)%
Total Southeast Properties	2,989	94.1%	95.1%	3,815	3,906	(91)	(2.3)%

Total Same Community	12,108	96.8%	96.6%	14,150	14,041	109	0.8%

Acquisitions (2)
Florida	222	92.8%	N/A	62	N/A	62	N/A
Virginia (3)	1,272	95.8%	90.8%	1,522	221	1,301	588.7%
Texas	222	99.5%	N/A	306	N/A	306	N/A

Development
Virginia (4)	60	100.0%	N/A	61	N/A	61	N/A

Total Property Operating Expenses	13,884	96.8%	96.0%	$16,101	$14,262	$1,839	12.9%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 304 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

18

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Three Months Ended June 30, 2011 and 2010 (Unaudited, in thousands, except unit totals and per unit amounts)

		2011	2010	Q2	Q2
	No. of	Physical	Physical	2011	2010	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.2%	97.8%	$1,287	$1,385	$(98)	(7.1)%
Michigan	2,888	97.7%	97.3%	3,756	3,364	392	11.7%
Ohio - Central Ohio	2,621	97.6%	96.4%	3,620	3,433	187	5.4%
Ohio - Northeastern Ohio	1,303	98.0%	98.9%	2,355	2,356	(1)	(0.0)%
Total Midwest Properties	7,648	97.6%	97.3%	11,018	10,538	480	4.6%

Mid-Atlantic Properties
Baltimore/Washington	667	97.0%	95.7%	1,768	1,614	154	9.5%
Virginia	804	98.5%	96.4%	1,859	1,772	87	4.9%
Total Mid-Atlantic Properties	1,471	97.8%	96.1%	3,627	3,386	241	7.1%

Southeast Properties
Florida	1,272	95.8%	95.9%	2,694	2,594	100	3.9%
Georgia	1,717	92.8%	94.5%	1,934	1,777	157	8.8%
Total Southeast Properties	2,989	94.1%	95.1%	4,628	4,371	257	5.9%

Total Same Community	12,108	96.8%	96.6%	19,273	18,295	978	5.3%

Acquisitions (3)
Florida	222	92.8%	N/A	77	N/A	77	N/A
Virginia (4)	1,272	95.8%	90.8%	3,907	405	3,502	864.7%
Texas	222	99.5%	N/A	284	N/A	284	N/A

Development
Virginia (5)	60	100.0%	N/A	113	N/A	113	N/A

Total Property NOI	13,884	96.8%	96.0%	$23,654	$18,700	$4,954	26.5%

(1)	See page 27 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have not been owned for one year.

(4)	2010 results based on 304 units.

(5)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

19

Associated Estates Realty Corporation Property Revenue For the Six Months Ended June 30, 2011 and 2010 (Unaudited, in thousands, except unit totals and per unit amounts)

		2011	2010	YTD	YTD
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.2%	97.8%	$4,221	$4,177	$44	1.1%
Michigan	2,888	97.7%	97.3%	13,584	12,935	649	5.0%
Ohio - Central Ohio	2,621	97.6%	96.4%	13,021	12,586	435	3.5%
Ohio - Northeastern Ohio	1,303	98.0%	98.9%	7,697	7,459	238	3.2%
Total Midwest Properties	7,648	97.6%	97.3%	38,523	37,157	1,366	3.7%

Mid-Atlantic Properties
Baltimore/Washington	667	97.0%	95.7%	5,354	5,114	240	4.7%
Virginia	804	98.5%	96.4%	5,387	5,348	39	0.7%
Total Mid-Atlantic Properties	1,471	97.8%	96.1%	10,741	10,462	279	2.7%

Southeast Properties
Florida	1,272	95.8%	95.9%	8,935	8,779	156	1.8%
Georgia	1,717	92.8%	94.5%	7,765	7,584	181	2.4%
Total Southeast Properties	2,989	94.1%	95.1%	16,700	16,363	337	2.1%

Total Same Community	12,108	96.8%	96.6%	65,964	63,982	1,982	3.1%

Acquisitions (2)
Florida	222	92.8%	N/A	139	N/A	139	N/A
Virginia (3)	1,272	95.8%	90.8%	10,825	625	10,200	1632.0%
Texas	222	99.5%	N/A	1,168	N/A	1,168	N/A

Development
Virginia (4)	60	100.0%	N/A	351	N/A	351	N/A

Total Property Revenue	13,884	96.8%	96.0%	$78,447	$64,607	$13,840	21.4%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 304 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

20

Associated Estates Realty Corporation Property Operating Expenses For the Six Months Ended June 30, 2011 and 2010 (Unaudited, in thousands, except unit totals and per unit amounts)

		2011	2010	YTD	YTD
	No. of	Physical	Physical	2011	2010	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.2%	97.8%	$1,714	$1,658	$56	3.4%
Michigan	2,888	97.7%	97.3%	6,286	6,310	(24)	(0.4)%
Ohio - Central Ohio	2,621	97.6%	96.4%	5,809	5,734	75	1.3%
Ohio - Northeastern Ohio	1,303	98.0%	98.9%	3,052	2,826	226	8.0%
Total Midwest Properties	7,648	97.6%	97.3%	16,861	16,528	333	2.0%

Mid-Atlantic Properties
Baltimore/Washington	667	97.0%	95.7%	1,845	1,894	(49)	(2.6)%
Virginia	804	98.5%	96.4%	1,754	1,813	(59)	(3.3)%
Total Mid-Atlantic Properties	1,471	97.8%	96.1%	3,599	3,707	(108)	(2.9)%

Southeast Properties
Florida	1,272	95.8%	95.9%	3,668	3,742	(74)	(2.0)%
Georgia	1,717	92.8%	94.5%	3,999	3,988	11	0.3%
Total Southeast Properties	2,989	94.1%	95.1%	7,667	7,730	(63)	(0.8)%

Total Same Community	12,108	96.8%	96.6%	28,127	27,965	162	0.6%

Acquisitions (2)
Florida	222	92.8%	N/A	62	N/A	62	N/A
Virginia (3)	1,272	95.8%	90.8%	3,526	221	3,305	1495.5%
Texas	222	99.5%	N/A	596	N/A	596	N/A

Development
Virginia (4)	60	100.0%	N/A	130	N/A	130	N/A

Total Property Operating Expenses	13,884	96.8%	96.0%	$32,441	$28,186	$4,255	15.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	2010 results based on 304 units.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

21

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Six Months Ended June 30, 2011 and 2010 (Unaudited, in thousands, except unit totals and per unit amounts)

		2011	2010	YTD	YTD
	No. of	Physical	Physical	2011	2010	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.2%	97.8%	$2,507	$2,519	$(12)	(0.5)%
Michigan	2,888	97.7%	97.3%	7,298	6,625	673	10.2%
Ohio - Central Ohio	2,621	97.6%	96.4%	7,212	6,852	360	5.3%
Ohio - Northeastern Ohio	1,303	98.0%	98.9%	4,645	4,633	12	0.3%
Total Midwest Properties	7,648	97.6%	97.3%	21,662	20,629	1,033	5.0%

Mid-Atlantic Properties
Baltimore/Washington	667	97.0%	95.7%	3,509	3,220	289	9.0%
Virginia	804	98.5%	96.4%	3,633	3,535	98	2.8%
Total Mid-Atlantic Properties	1,471	97.8%	96.1%	7,142	6,755	387	5.7%

Southeast Properties
Florida	1,272	95.8%	95.9%	5,267	5,037	230	4.6%
Georgia	1,717	92.8%	94.5%	3,766	3,596	170	4.7%
Total Southeast Properties	2,989	94.1%	95.1%	9,033	8,633	400	4.6%

Total Same Community	12,108	96.8%	96.6%	37,837	36,017	1,820	5.1%

Acquisitions (3)
Florida	222	92.8%	N/A	77	N/A	77	N/A
Virginia (4)	1,272	95.8%	90.8%	7,299	404	6,895	1706.7%
Texas	222	99.5%	N/A	572	N/A	572	N/A

Development
Virginia (5)	60	100.0%	N/A	221	N/A	221	N/A

Total Property NOI	13,884	96.8%	96.0%	$46,006	$36,421	$9,585	26.3%

(1)	See page 27 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(4)	2010 results based on 304 units.

(5)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

22

Associated Estates Realty Corporation Debt Structure As of June 30, 2011 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	June 30, 2011	Total Debt	Interest Rate
FIXED RATE DEBT
Mortgages payable - CMBS	$44,300	7.5%	7.9%
Mortgages payable - other	377,761	64.1%	5.6%
Total fixed rate debt	422,061	71.6%	5.8%

VARIABLE RATE DEBT
Mortgages payable (1)	34,020	5.8%	4.6%
Construction loan	4,603	0.8%	3.4%
Unsecured revolving credit facility	3,500	0.6%	2.5%
Unsecured term loan	125,000	21.2%	2.0%
Total variable rate debt	167,123	28.4%	2.6%
TOTAL DEBT	$589,184	100.0%	4.9%

Interest coverage ratio (2)	2.35:1
Fixed charge coverage ratio (3)	2.35:1
Weighted average maturity	6.3 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total

2011	$-	$-	$-	$-
2012	44,300	36,000	-	80,300
2013(4)	-	132,209	8,103	140,312
2014	-	44,538	-	44,538
2015	-	20,834	-	20,834
Thereafter	-	144,180	159,020	303,200
Total	$44,300	$377,761	$167,123	$589,184

(1)	Subject to an interest rate cap of 6.9% for the life of the loan.

(2)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  See page 26 for a reconciliation of net (loss) income available to common shares to EBITDA and our definition of EBITDA.

(3)

Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding defeasance and/or other prepayment costs/credits, and preferred share redemption costs.  Individual line items in this calculation include discontinued operations where applicable.

(4)	Includes our unsecured revolving credit facility.

23

Associated Estates Realty Corporation 2011 Financial Outlook As of July 25, 2011

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.14 to $0.18
Expected real estate depreciation and amortization	1.26
Expected gains on disposition of properties/insurance recoveries	-0.35
Expected Funds from Operations(1)	$1.05 to $1.09

Same Community Portfolio
Revenue growth	3.5% to 4.0%
Expense growth	1.5% to 2.0%
Property NOI (2) growth	5.0% to 5.5%
Physical occupancy	96.0%

Transactions
Acquisitions	$100.0 to $150.0 million
Dispositions	$0 to $50.0 million
Development (3)	$25.0 to $30.0 million

Corporate Expenses
General and administrative expense	$15.7 to $16.2 million
Costs associated with acquistions	$0.4 million

Debt
Capitalized interest	$0.6 to $1.0 million
Expensed interest (4)	$32.8 to $33.7 million

Capital Structure (5)
Weighted average shares outstanding	41.4 million
Common share issuances	$0 million
Common share repurchases	$0 million

(1)	See page 25 for our definition of this non-GAAP measurement.

(2)	See page 27 for our definition of this non-GAAP measurement.

(3)	Projected development spending associated with Nashville, Tennessee partnership.

(4)	Includes $2.0 million of deferred financing costs.

(5)	Earnings guidance does not take into consideration any additional share issuances or share repurchases.

24

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, gains on insurance recoveries and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as Adjusted

We define FFO as adjusted as FFO, as defined above, as reduced by refunds on previously defeased loans of $(553,000) for the six months ended June 30, 2010. In accordance with GAAP, these refunds on previously defeased loans are included as an offset to interest expense in our Consolidated Statement of Operations.  Additionally, the computation of FFO as adjusted for the six months ended June 30, 2010 includes add backs of non-cash charges of $1.0 million and $727,000, respectively, associated with the redemption of the Company's Series B preferred shares and trust preferred debt.  We are providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

We define FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

25

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net (loss) income applicable to common shares to EBITDA.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2011	2010	2011	2010

Net (loss) income applicable to common shares	$(1,573)	$(4,547)	$(4,655)	$(8,503)
Preferred share dividends	-	980	-	2,030
Preferred share redemption costs	-	993	-	993
Interest income	(5)	(11)	(9)	(20)
Interest expense (1)	7,820	8,304	15,610	16,365
Depreciation and amortization	13,248	8,971	26,303	17,591
Income taxes	39	79	131	157

Total EBITDA	$19,529	$14,769	$37,380	$28,613

(1)

The three months ended June 30, 2010, included preferred share redemption costs of $727.  The six months ended June 30, 2010, included net defeasance credits and preferred share repurchase costs of $174.

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net (loss) income attributable to AERC.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2011	2010	2011	2010

Property NOI	$23,654	$18,700	$46,006	$36,421
Service company NOI	-	13	-	89
Construction and other services net (loss) income	(128)	(257)	(481)	(570)
Depreciation and amortization	(13,248)	(8,971)	(26,303)	(17,591)
General and administrative expense	(3,959)	(3,692)	(8,129)	(7,397)
Costs associated with acquisitions	(65)	(61)	(121)	(61)
Interest income	5	11	9	20
Interest expense	(7,820)	(8,304)	(15,610)	(16,365)
Net (loss) income	(1,561)	(2,561)	(4,629)	(5,454)
Net income attributable to noncontrolling redeemable interest	(12)	(13)	(26)	(26)
Consolidated net (loss) income attributable to AERC	$(1,573)	$(2,574)	$(4,655)	$(5,480)

Recurring Fixed Asset Additions

We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.

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